Exhibit 99.1

KPMG LLP

Suite 700

20 Pacifica

Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

DriveTime Automotive Group, Inc.

Bridgecrest Acceptance Corporation (together, the “Company”)

Deutsche Bank Securities Inc.

Wells Fargo Securities, LLC

Citigroup Global Markets Inc.

(together, with the Company, the “Specified Parties”)

Re: DT Auto Owner Trust 2017-2, Asset-Backed Notes (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, to assist the Specified Parties with certain information pertaining to a pool of automobile retail installment sale contracts which we were informed are intended to be included as collateral in the offering of the Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below, either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that dollar amounts, percentages, and numbers of months were within $1.00, 0.01%, and 0.01 months, respectively.

•	The term “Auto Loans” means automobile retail installment sale contracts secured by used automobiles, light duty trucks, vans and minivans.

•	The term “Data File” means an electronic data file, provided to us by the Company on April 7, 2017, containing certain information related to 30,753 Auto Loans and their related attributes as of March 31, 2017.

•	The term “Selected Loans” means a sample of 150 Auto Loans which we were instructed by the Company to randomly select from the Data File. A listing of the Selected Loans is attached hereto as Exhibit A. The Company did not inform us as to the basis for how they selected the number of Auto Loans that we were instructed to randomly select from the Data File.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

•	The term “Title Document” means a scanned image of the Certificate of Title, Title Application, or Vintek Lien and Title Information Report.

•	The term “Loan File” means some or all of the following documents: Installment Sale Contract, Credit Application, Agreement to Provide Insurance, and/or Proof of Insurance. The Loan File, furnished to us by the Company, was represented by the Company to be either the original Loan File, a copy of the original Loan File, and/or electronic records contained within the Company’s servicing system. We make no representation regarding the validity or accuracy of these documents or the execution of the Installment Sale Contract or Modification Agreement by the borrower.

The Company is responsible for the Data File.

For each of the Selected Loans, we compared the attributes listed below contained in the Data File to the corresponding information contained in or derived from a copy of the applicable Loan File. The Specified Parties indicated that the absence of any of the Loan File documents noted below or the inability to agree the indicated information from the Data File to the applicable Loan File for each of the attributes identified constituted an exception. The Loan File documents are listed in the order of priority until such attribute was compared.

Attribute	Loan File / Instructions

Borrower Name	Installment Sale Contract

Original Amount Financed	Installment Sale Contract

Original Term (Recomputed Original Term)	Installment Sale Contract. We were instructed by the Company to recompute the Original Term (the “Recomputed Original Term”) using the First Payment Date and the Original Maturity Date appearing on the Installment Sale Contract.

Scheduled Monthly Payment	Installment Sale Contract

Annual Percentage Rate (“APR”)	Installment Sale Contract

New vs. Used	Installment Sale Contract

Origination Date	Installment Sale Contract

First Payment Date	Installment Sale Contract

Original Maturity Date	Installment Sale Contract

Borrower’s State	Installment Sale Contract

In addition to the procedures described above, for each Selected Loan, we observed the presence of the following in the Loan File:

•	Signed Credit Application. We make no representation regarding the authenticity of the signature(s).

•	Title Document. We were instructed by the Company to observe that the Company’s name, “Bridgecrest Acceptance Corporation,” appeared on the Title Document as the Lien Holder, Owner, Security Interest Holder, or Secured Party.

•	Proof of Insurance. The Company informed us that an Agreement to Provide Insurance, Insurance Verification Form, or a screenshot from the Company’s Insurance Verification system, listing an insurance company name, were acceptable proof of insurance.

•	Truth-in-Lending Disclosure Statement within the Installment Sale Contract.

The information regarding the Selected Loans was found to be in agreement with the respective information contained in the Loan Files, except as noted in Exhibit B. There were no conclusions that resulted from the procedures.

We were not engaged to, and did not, conduct an audit, examination, or review, the objective of which would be the expression of an opinion or conclusion on the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the information indicated in the Data File and information and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Auto Loans, (ii) the reliability or accuracy of the Data File, the Loan Files, or any data and documents furnished to us by the Company which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Auto Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Auto Loans being securitized, (iii) the compliance of the originator of the Auto Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Auto Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

April 27, 2017

Exhibit A

The Selected Loans

Selected		Selected		Selected
Loan		Loan		Loan
Number	Loan ID	Number	Loan ID	Number	Loan ID
1	104019013201	51	173001732301	101	131000937502
2	105014838301	52	153001146001	102	103017482301
3	108016444301	53	173001555001	103	103017613801
4	108016630301	54	142002190001	104	112012995001
5	124001994601	55	173001960301	105	106015096801
6	115007817401	56	158000057001	106	119010476801
7	142002215502	57	142002125201	107	123002736301
8	158000077201	58	173001776201	108	106015297901
9	138002981101	59	172000037501	109	107006110401
10	173001564301	60	138003095001	110	106015120703
11	142002285401	61	142002195701	111	106015130801
12	138002641501	62	131001046502	112	105014602701
13	173002009501	63	119010202601	113	107006171001
14	173001678401	64	119007689001	114	105014568701
15	153001119101	65	110004183403	115	104018713901
16	142002272701	66	106015436901	116	103017402801
17	142001990701	67	115009113301	117	108016495501
18	123002643301	68	112012366601	118	104018888901
19	124001785001	69	119009580701	119	105014462901
20	138003072001	70	103017049402	120	104018872002
21	119010676001	71	104018815901	121	146000179301
22	131000619601	72	112012380801	122	153001036901
23	131001113401	73	115009181401	123	124001967001
24	106015109401	74	105014777801	124	119010538001
25	106015380101	75	103017451101	125	131001247201
26	105014532501	76	108016558801	126	137002855801
27	105014720801	77	103017247901	127	138003125301
28	103017346701	78	103017676501	128	158000060301
29	103017058401	79	104018214001	129	166000695301
30	104018673401	80	104018751601	130	133003051202
31	104018963201	81	104018967001	131	124001817301
32	104018470701	82	112010999201	132	119010507201
33	105014148601	83	104019109701	133	124001920001
34	105014731701	84	105014688201	134	123002372601
35	106015293401	85	119010400601	135	119010476201
36	107006239001	86	132000865902	136	173002076901
37	112012717201	87	132000916501	137	115009198901
38	115007737401	88	112012925401	138	138002508402
39	173001945601	89	112011524302	139	138002854001
40	138002763701	90	138003110601	140	106015285901
41	131001080301	91	131001140701	141	105014546701
42	138002942401	92	138002818601	142	112012719001
43	173001987301	93	138002885701	143	108016652901
44	173001882801	94	138002820801	144	104019078701
45	173001948301	95	131001147401	145	104018610801
46	173001899301	96	123002818602	146	105014692701
47	173001897801	97	119010717501	147	105014771301
48	173001099002	98	112012718901	148	104018785201
49	173002131401	99	106015168001	149	104019046601
50	174000054801	100	108016476101	150	103017464901

Exhibit B
Exceptions List
Selected Loan Number	Loan ID	Attribute	Per Data File	Per Loan File

56	158000057001	Presence of Credit Application	-	Document not found

94	138002820801	Presence of Credit Application	-	Document not found